United Insurance Holdings Corporation (Nasdaq: UIHC) Investor Presentation May 9th, 2022

Company Overview

UPC Insurance is a specialty underwriter of catastrophe exposed property insurance in the U.S.

United Insurance Holding Corp. (NASDAQ: UIHC) was founded in 1999 and is the insurance holding company for 5 P&C carriers and operating affiliates operating under the brand ***UPC Insurance*** (UPC).

UPC has the #1 market share of commercial residential property insurance (commercial lines) in Florida with over 5,900 policies and $446 million of premium in-force.

UPC's homeowners & fire insurance products (personal lines) are focused on Florida, Louisiana, New York, and Texas with roughly 329,000 policies and $699 million of premium in-force. [1]

UIHC as of March 31, 2022	
Total Assets:	$2.4 billion
Total Equity:	$258 million
Premium in-Force:	$1.15 billion [1]
Employees:	485
Headquarters:	St. Petersburg, FL
Financial Strength Ratings:	A- (Kroll) A (Demotech) [2]

Specialty Commercial Property Underwriters

AmCoastal – A UPC Insurance Company; Journey Insurance

Specialty Homeowners Underwriters

UPC Insurance; Family Security Insurance – A UPC Insurance Company; Interboro Insurance – A UPC Insurance Company

1 Excludes discontinued states where renewal rights have been sold
2 Demotech does not rate Journey Insurance Company

2

3 • Q1-2022 Results • Core loss of -$29.3m (-$0.68 per share) compared unfavorably to -$19.4m (-$0.45 per share) last year due to higher net retained losses from 10 new catastrophe events and higher loss severity on attritional claims. • Net premiums were driven lower by the renewal rights sales (NE & SE regions) and quota share cessions intended to de-risk and provide capital support via ceding commissions that also reduced losses and policy acquisition costs. • Stockholders’ equity attributable to UIHC on March 31, 2022, was $258.0m or $5.96 per share with tangible book value of $3.86 per share. • Other Highlights • Received regulatory approval to terminate our intercompany pooling agreement effective January 1, 2022. • Merger of Journey Insurance Company into American Coastal Insurance Company is pending regulatory approval but is expected to assist with improving capital adequacy across our insurance group during the second quarter of 2022. • Lower layers of our core catastrophe reinsurance program renewing on June 1, 2022, are mostly complete. Executive Summary

Q1-2022 Results 4 Direct results hurt by reinsurance spend intended to provide risk-based capital support Direct results exclude ceded premiums, ceded losses and ceding commissions to show the true underlying results before risk-transfer. Q1-22 Q1-21 Change Core income (loss) (29,341)$ (19,370)$ 51.5% per diluted share (CEPS) (0.68)$ (0.45)$ Included the following items Net current year catastrophe loss & LAE incurred 28,616$ 23,965$ Net (favorable) unfavorable reserve development 1,433$ 29,769$ Total items 30,049$ 53,734$ Key ratios Direct Loss & LAE ratio - NonCAT 32.3% 32.4% (0.1) pts Direct Loss & LAE ratio - CAT (Current AY) 13.0% 29.0% (16.1) pts Direct Expense ratio 28.0% 27.9% 0.1 pts Ceding ratio - quota share reinsurance -32.0% -26.2% (5.8) pts Ceding ratio - other reinsurance -36.4% -32.9% (3.5) pts Ceded ratio - total -68.4% -59.1% (9.3) pts Net loss & LAE ratio - NonCAT 57.1% 51.8% 5.3 pts Net loss & LAE ratio - CAT 33.5% 27.4% 6.0 pts Net expense ratio 53.8% 47.9% 5.9 pts Combined ratio 144.4% 127.2% 17.3 pts Net current year catastrophe loss & LAE incurred -28.4% -16.4% Net favorable (unfavorable) reserve development -1.4% -20.4% Underlying combined ratio 114.6% 90.4% 24.2 pts

Results by Line of Business

Commercial continues to perform well but de-risking efforts hurt Personal Lines.

$ in millions	QTD 3.31.22 CL	QTD 3.31.22 PL	QTD 3.31.22 Other	QTD 3.31.22 Total	QTD 3.31.21 CL	QTD 3.31.21 PL	QTD 3.31.21 Other	QTD 3.31.21 Total
Gross Premiums Earned	$ 107.5	$ 211.7	$ -	$ 319.2	$ 98.2	$ 258.4	$ -	$ 356.7
Ceded Premiums Earned	(62.0)	(156.3)	-	(218.3)	(56.4)	(154.3)	-	(210.7)
Net Premiums Earned	45.4	55.4	-	100.9	41.9	104.1	-	145.9
Investment & Other Income	1.1	2.4	1.6	5.1	1.2	12.0	0.0	13.3
Unrealized G(L) on Equities	(0.8)	(1.5)	-	(2.3)	0.1	2.5	-	2.6
Total Revenue	**45.8**	**56.3**	**1.6**	**103.7**	**43.2**	**118.6**	**0.0**	**161.8**
Underlying Loss & LAE	12.8	48.5	-	61.3	10.2	52.0	-	62.2
Current year CAT Loss & LAE	3.1	25.5	-	28.6	4.4	19.6	-	24.0
Prior year development	(1.8)	3.2	-	1.4	(0.8)	30.4	-	29.6
Total Loss	14.1	77.3	-	91.4	13.8	102.0	-	115.8
Operating & Interest Expense	20.1	33.7	2.8	56.6	21.4	47.8	3.0	72.3
Total Expenses	**34.2**	**111.0**	**2.8**	**148.0**	**35.2**	**149.8**	**3.0**	**188.1**
Income (Loss) before tax	**$ 11.6**	**$ (54.7)**	**$ (1.2)**	**(44.3)**	**$ 8.0**	**$ (31.2)**	**$ (3.0)**	**(26.3)**
Income tax expense (benefit)			(11.1)	(11.1)			(7.8)	(7.8)
Less: Non-controlling interests			(0.1)	(0.1)			(0.7)	(0.7)
Net income (loss) attributable to UIHC				**(33.2)**				**(17.7)**
Net Loss Ratio	31.1%	139.4%		90.6%	33.0%	98.0%		79.3%
Net Expense Ratio	44.2%	60.8%		53.8%	51.2%	45.9%		47.9%
Combined Ratio	**75.3%**	**200.2%**		**144.4%**	**84.2%**	**143.9%**		**127.2%**
CAT Loss	6.8%	46.0%		28.4%	10.4%	18.8%		16.4%
PY Development F/(U)	-4.0%	5.8%		1.4%	-1.8%	29.2%		20.3%
Underlying Combined Ratio	***72.4%***	***148.4%***		***114.6%***	***75.6%***	***95.8%***		***90.5%***

5

Personal Lines Renewal Rate Change is Significant

We continued to see improved rate adequacy in Q1, but it takes time to earn through.

Companies: UPC, FSIC & IIC
States: TX, LA, FL & NY

All Personal Lines

Metric	2021 Q1	2021 Q2	2021 Q3	2021 Q4	2022 Q1
Renewing Policies	79,241	99,964	93,364	71,661	64,016
Renewal Acceptance	84.8%	82.7%	80.8%	82.3%	79.4%
Company Initiated Non-Renewals	4,931	10,756	11,959	5,046	5,755
Renewal Acceptance xNon-Renewals	89.5%	90.8%	90.2%	87.4%	85.5%
Renewing Policies Only					
Renewed TIV	38,259,906,721	49,343,350,477	45,444,516,211	35,129,624,436	33,159,540,114
Expiring TIV	37,311,555,741	48,111,730,896	44,302,602,896	33,842,563,649	30,865,894,811
Additional TIV	948,350,979	1,231,619,581	1,141,913,315	1,287,060,787	2,293,645,304
Percent Change	2.5%	2.6%	2.6%	3.8%	7.4%
Renewed Premium	152,669,228	204,744,103	199,430,515	156,293,383	151,429,011
Expiring Premium	134,921,223	180,860,424	169,762,340	134,640,765	119,597,661
Additional Premium	17,748,005	23,883,678	29,668,175	21,652,618	31,831,351
Percent Change	13.2%	13.2%	17.5%	16.1%	26.6%
Renewal Premium Rate/$1k TIV	3.99	4.15	4.39	4.45	4.57
Expiring Premium Rate/$1k TIV	3.62	3.76	3.83	3.98	3.87
Monthly Rate Change	10.3%	10.4%	14.5%	11.8%	17.9%
	+37¢	+39¢	+56¢	+47¢	+70¢

Renewal retention dipped down to 85.5% in Q1 2022 vs. 89.5% in Q1 2021 driven by FL rate changes

Overall TIV increase reflecting efforts of ITV initiatives

Despite 19% fewer policies renewing in Q1 YoY, 79% more premium is being collected as a result of rate increases

Record high quarterly rate changes in Q1 2022

6

Premium Relative to Exposure Improving 7 Rate changes are expected to hold premiums relatively flat, but TIV expected to decline further.

Summary of Business In-force

Reduction in personal lines and growth in commercial continues to move us toward a 50/50 balance.

		Policies			Premium ($000)			TIV ($000,000)		
		12.31.21	3.31.22	Change	12.31.21	3.31.22	Change	12.31.21	3.31.22	Change
1	FL	198,838	185,032	-6.9%	$ 437,211	$ 428,653	-2.0%	$ 89,605	$ 85,098	-5.0%
2	SC	33,748	30,791	-8.8%	$ 50,589	$ 48,284	-4.6%	$ 16,299	$ 15,146	-7.1%
3	MA	24,992	-		$ 47,328	$ -		$ 20,520	$ -	
4	RI	-	-		$ -	$ -		$ -	$ -	
5	NC	19,306	15,220	-21.2%	$ 32,464	$ 27,526	-15.2%	$ 10,036	$ 8,076	-19.5%
6	NJ	30,867	-		$ 32,294	$ -		$ 16,523	$ -	
7	TX	67,755	61,783	-8.8%	$ 130,754	$ 116,474	-10.9%	$ 29,915	$ 27,406	-8.4%
8	LA	41,956	39,864	-5.0%	$ 89,934	$ 90,343	0.5%	$ 18,330	$ 17,949	-2.1%
9	GA	4,708	3,275	-30.4%	$ 6,006	$ 4,456	-25.8%	$ 2,298	$ 1,618	-29.6%
10	HI	-	-		$ -	$ -		$ -	$ -	
11	CT	-	-		$ -	$ -		$ -	$ -	
12	NY	43,529	42,248	-2.9%	$ 63,787	$ 63,556	-0.4%	$ 32,013	$ 31,082	-2.9%
13	**Toal PL**	**465,699**	**378,213**	**-18.8%**	**$ 890,367**	**$ 779,292**	**-12.5%**	**$ 235,539**	**$ 186,375**	**-20.9%**
14	***Discontinued***	***113,621***	***49,286***		***$ 168,681***	***$ 80,266***		***$ 65,676***	***$ 24,840***	
	% of UIHC		*13%*			*7%*			*10%*	
15	**PL Adjusted**	**352,078**	**328,927**	**-6.6%**	**$ 721,686**	**$ 699,026**	**-3.1%**	**$ 169,863**	**$ 161,535**	**-4.9%**
16	**Total CL**	**6,025**	**5,904**	**-2.0%**	**$ 425,415**	**$ 445,795**	**4.8%**	**$ 74,130**	**$ 73,636**	**-0.7%**
17	**Total UIHC**	**471,724**	**384,117**	**-18.6%**	**$ 1,315,782**	**$ 1,225,087**	**-6.9%**	**$ 309,669**	**$ 260,011**	**-16.0%**
18	***UIHC Adjusted***	***358,103***	***334,831***	***-6.5%***	***$ 1,147,101***	***$ 1,144,821***	***-0.2%***	***$ 243,993***	***$ 235,171***	***-3.6%***

Q1-22 Premium Mix [1]


38.9%
61.1%
PL
CL

[1] Calculated using adjusted results

8

9 Litigation Update Notice of intent (NOI) to litigate is trending up but not all are resulting in new suits YTD NOI’s = 2,000 Settled = 175 (9%) New Suit = 812 (41%) (50% still pending)

Underwriting Priorities 10 Extreme focus on repositioning our risk portfolio to achieve an underwriting profit. ➢ Mosaic: AI, Big Data and Predictive Analytics – next generation risk selection and profitability tool: • Update portfolio last three years to 1/1/22 rates – 105% combined ratio projected. • Exposure management (non-renewals) – 168% combined ratio projected. • Underwriting action – 118% combined ratio projected. • No Action (A/B/C scoring) – approximately 73% of our personal lines risk portfolio at 91% combined ratio projected. ➢ Insurance to Value (ITV) Initiatives: • Increase coverage amounts helping drive additional premium growth. • Florida 10%-12%; Louisiana 16%-20%; Texas 20%-25%. ➢ TIV and PML reductions continuing across personal lines portfolio: • We are ahead of plan with PML & AAL down 26-40%. ➢ Litigation rates down and using new underwriting tools to manage litigation exposure: • SB76 plus Mosaic predictive litigation model is expected to help control loss costs over time. ➢ Focused footprint to reduce frequency of CAT losses: • Over last 18 months, reduced exposure by exiting NJ, CT, MA, RI, HI, GA, NC & SC. • Remaining exposure limit to FL, LA, NY and TX for this hurricane season.

Mosaic Segmentation Example – Florida Personal Lines

Our big data + predictive analytics has identified risks with a high propensity to loss

FSIC	Baseline	Exposure Management	Rec Letter	Inspection	No Action	A	B	C
Actual EP	**199,893,618**	29,608,778	8,111,932	16,596,225	**145,576,683**	*69,053,508*	*34,112,736*	*42,410,439*
Re-Rated EP	**260,768,180**	42,116,470	11,112,760	23,300,625	**184,238,325**	*85,793,852*	*43,195,738*	*55,248,734*
Un-realized Future Rate	**60,874,561**	12,507,692	3,000,828	6,704,400	**38,661,641**	*16,740,344*	*9,083,002*	*12,838,296*
Un-realized Future Rate %	**23.3%**	29.7%	27.0%	28.8%	**21.0%**	*19.5%*	*21.0%*	*23.2%*
EHY	**101,046**	14,704	4,111	8,498	**73,733**	*36,886*	*16,856*	*19,991*
Combined Ratio	**107.9%**	**174.0%**	**103.6%**	**116.4%**	**92.0%**	***80.1%***	***92.6%***	***110.5%***
In-Force Count	**89,257**	11,714	3,627	6,717	**67,199**	*34,777*	*15,029*	*17,393*
In-Force Distribution		13.1%	4.1%	7.5%	**75.3%**	*39.0%*	*16.8%*	*19.5%*
In-Force Re-Rated Premium	**226,986,091**	29,732,025	9,846,211	18,870,392	**168,537,463**	*82,755,347*	*39,137,665*	*46,644,451*
Average Re-Rate Premium	**2,543**	2,538	2,715	2,809	**2,508**	*2,380*	*2,604*	*2,682*
In-Force TIV	**41,544,458,840**	5,062,734,170	1,480,229,790	3,064,961,850	**31,936,533,030**	*16,572,268,060*	*7,225,657,780*	*8,138,607,190*
Average Prem per TIV	**5.464**	5.873	6.652	6.157	**5.277**	*4.994*	*5.416*	*5.731*

UPC	Baseline	Exposure Management	Rec Letter	Inspection	No Action	A	B	C
Actual EP	**157,991,086**	20,495,032	8,947,589	14,256,088	**114,292,378**	*49,893,513*	*29,472,197*	*34,926,668*
Re-Rated EP	**197,773,763**	25,461,093	11,837,468	18,242,632	**142,232,569**	*61,727,331*	*36,821,015*	*43,684,224*
Un-realized Future Rate	**39,782,677**	4,966,062	2,889,880	3,986,544	**27,940,192**	*11,833,817*	*7,348,818*	*8,757,556*
Un-realized Future Rate %	**20.1%**	19.5%	24.4%	21.9%	**19.6%**	*19.2%*	*20.0%*	*20.0%*
EHY	**64,090**	7,672	4,216	5,740	**46,462**	*21,247*	*10,991*	*14,225*
Combined Ratio	**103.1%**	**157.5%**	**137.4%**	**101.7%**	**90.5%**	***91.5%***	***88.8%***	***90.6%***
In-Force Count	**57,023**	7,880	3,221	4,829	**41,093**	*17,561*	*10,388*	*13,144*
In-Force Distribution		13.8%	5.6%	8.5%	**72.1%**	*30.8%*	*18.2%*	*23.1%*
In-Force Re-Rated Premium	**172,882,330**	23,469,705	9,211,304	15,262,816	**124,938,505**	*51,219,611*	*33,871,355*	*39,847,539*
Average Re-Rate Premium	**3,032**	2,978	2,860	3,161	**3,040**	*2,917*	*3,261*	*3,032*
In-Force TIV	**31,485,846,987**	4,124,884,220	1,647,863,020	2,591,602,272	**23,121,497,475**	*10,231,799,272*	*5,969,363,593*	*6,920,334,610*
Average Prem per TIV	**5.491**	5.690	5.590	5.889	**5.404**	*5.006*	*5.674*	*5.758*

No Action = ~73% of our in-force risks

11

2022 Projected Core CAT Program 12 Moving from cascading aggregate to a more traditional occurrence structure at 6.1.2022 Combined FHCF 90% of $1.47B xs $632M Nil Reinstatement UPC, FSIC & ACIC $735M $865M Layer 1 $20M xs $20M – Prepaid Placed 77% Layer 2 $65M xs $40M - Prepaid Placed 77% Layer 3 $160M xs $105M - Prepaid Placed 77% Layer 4: $200M xs $265M 1@100% Reinstatement Layer 5 $270M xs $465M Nil Reinstatement Layer 6 $130M Limit Private Placement $20M $40M $105M $265M $465M Retention 23% Quota Share 2022 Quoting Structure By Company Estimated FHCF Layer (Inuring) ❖ Roughly $500m less limit needed due to exposure reduction ❖ Net retention expected to be held constant at ~ $15.4m ❖ Introduction of: ▪ Reinstated layers ▪ Non-cascading layers ❖ Hurricane & Earthquake Only ❖ Core includes FL, TX and LA with NY in a separate tower 2022 Program Highlights

Cautionary Statements 13 This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements include expectations regarding our diversification, growth opportunities, retention rates, liquidity, investment returns and our ability to meet our investment objectives and to manage and mitigate market risk with respect to our investments. These statements are based on current expectations, estimates and projections about the industry and market in which we operate, and management's beliefs and assumptions. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "endeavor," "project," "believe," "anticipate," "intend," "could," "would," "estimate," or "continue" or the negative variations thereof, or comparable terminology, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and involve certain known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. The risks and uncertainties include, without limitation: the regulatory, economic and weather conditions in the states in which we operate; the impact of new federal or state regulations that affect the property and casualty insurance market; the cost, variability and availability of reinsurance; assessments charged by various governmental agencies; pricing competition and other initiatives by competitors; our ability to attract and retain the services of senior management; the outcome of litigation pending against us, including the terms of any settlements; dependence on investment income and the composition of our investment portfolio and related market risks; our exposure to catastrophic events and severe weather conditions; downgrades in our financial strength ratings; risks and uncertainties relating to our acquisitions including our ability to successfully integrate the acquired companies; and other risks and uncertainties described in the section entitled "Risk Factors" and elsewhere in our filings with the Securities and Exchange Commission (the "SEC"), including our Annual Report in Form 10-K for the year ended December 31, 2020 and 2021 and our Form 10-Q for the periods ending March 31, 2021, June 30, 2021, September 30, 2021, and March 31, 2022 once available. We caution you not to place undue reliance on these forward looking statements, which are valid only as of the date they were made. Except as may be required by applicable law, we undertake no obligation to update or revise any forward-looking statements to reflect new information, the occurrence of unanticipated events, or otherwise. This presentation contains certain non-GAAP financial measures. See our earnings release, Form 10-K ,and Form 10-Q for further information regarding these non-GAAP financial measures. The information in this presentation is confidential. Any photocopying, disclosure, reproduction or alteration of the contents of this presentation and any forwarding of a copy of this presentation or any portion of this presentation to any person is prohibited.